UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 17, 2012

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 17, 2012 Timberline Resources Corporation (the “Company”) issued a press release entitled “Timberline Announces New Joint Venture Partner at Butte Highlands Gold Mine, Retains 50-Percent Carried Interest”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items.

The Company announced on May 16, 2012 that it had signed a revised, non-binding Letter of Intent to increase its ownership stake in the Butte Highlands Gold Project from 50-percent to 100-percent, acquiring the remaining interest from its joint venture partner, Highland Mining, LLC (“Highland Mining”).  On September 12, 2012, Highland Mining was purchased by Montana State Gold Company, LLC, a private corporation unrelated to the Company, and the previously announced non-binding Letter of Intent was terminated.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 17, 2012.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 18, 2012	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 17, 2012.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.